(j)(3)

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Voya Partners, Inc.

We consent to the use of our report dated February 26, 2020, with respect to the financial statements of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Global Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, and VY® T. Rowe Price Growth Equity Portfolio, each a series of Voya Partners, Inc., incorporated herein by reference.

/s/ KPMG LLP

Boston, Massachusetts

April 23, 2021

(j)(3)

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Voya Partners, Inc.

We consent to the use of our report dated February 26, 2020, with respect to the financial statements of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio, each a series of Voya Partners, Inc., incorporated herein by reference.

/s/ KPMG LLP

Boston, Massachusetts

April 23, 2021

(j)(3)

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Voya Partners, Inc.

We consent to the use of our report dated February 26, 2020, with respect to the financial statements of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio, each a series of Voya Partners, Inc., incorporated herein by reference.

/s/ KPMG LLP

Boston, Massachusetts

April 23, 2021